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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): March 10, 1998
                         ----------------


                 INTERMEDIA COMMUNICATIONS INC.
    --------------------------------------------------------
     (Exact name of registrant as specified in its charter)



            Delaware                                     59-2913586
 ---------------------------------                   -------------------
   (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                   Identification No.)


                              0-20135
                      ------------------------
                      (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                  33619-1309
------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (813) 829-0011
                                                   ---------------
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Item 2.  Acquisition or Disposition of Assets

                  On March 10, 1998, Moonlight Acquisition Corp. ("Moonlight"), a wholly-owned subsidiary of Intermedia Communications Inc. ("Intermedia"), effected a merger (the "Merger") with and into Shared Technologies Fairchild Inc. ("STFI") as the final step in its acquisition of STFI. Pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 20, 1997 between Intermedia, Moonlight and STFI, all issued and outstanding shares of STFI common stock and Series D Preferred Stock (other than shares owned by Intermedia, Moonlight or any of their subsidiaries, shares held in the treasury of STFI or shares for which appraisal rights have been perfected) were converted into the right to receive $15.00 in cash without interest. The total amount of funds required by Intermedia and Moonlight to effect the Merger and acquire STFI and to pay related fees and expenses was approximately $640 million. The acquisition price was funded through Intermedia's existing cash reserves.

                  STFI is the nation's largest provider of shared telecommunications services and systems. Through its technical infrastructure and 800 employees, STFI acts as a single point of contact for business telecommunications services at more than 465 buildings throughout the United States and Canada.

                  As a result of the Merger, STFI will be operated as a wholly-owned subsidiary of Intermedia, and the separate existence of Moonlight has ceased. Intermedia intends to continue operating STFI's assets as a provider of shared telecommunications services and systems.

Item 7.  Financial Statements and Exhibits

                  Financial statements with respect to the acquisition of STFI will be filed within 60 days after the date that this current report must be filed.

                  Exhibit 2.1 Agreement and Plan of Merger among Intermedia, Moonlight and STFI dated November 20, 1997. Exhibit 99(C)(1) to Intermedia's Schedule 14D-1 and Schedule 13D filed with the Securities and Exchange Commission on November 26, 1997 is incorporated herein by reference.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 1998


                                    INTERMEDIA COMMUNICATIONS INC.
                                    ------------------------------
                                             (Registrant)



                                    By: /s/ Robert M. Manning
                                        --------------------------------------
                                        Name:  Robert M. Manning
                                        Title: Senior Vice President and
                                               Chief Financial Officer

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                                  Exhibit Index

Exhibit No.               Description
-----------               -----------

   2.1 Agreement and Plan of Merger among Intermedia, Moonlight and STFI dated as of November 20, 1997.
                          Exhibit 99(C)(1) to Intermedia's Schedule 14D-1 and
                          Schedule 13D filed with the Securities and Exchange Commission on November 26, 1997 is incorporated herein by reference.

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